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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 19, 2003

                        Commission File Number 333-88577

                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)





                   TEXAS                                    74-2684967
        (State or other jurisdiction                      (I.R.S. Employer
             of incorporation)                            Identification No.)



               13710 FNB PARKWAY
                OMAHA, NEBRASKA                               68154-5200
    (Address of principal executive offices)                  (Zip Code)




                         TELEPHONE NUMBER (402) 492-7300
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS


         The registrant is filing herewith a copy of Northern Border Partners, L.P. press release dated March 19, 2003, announcing Enron Corp.'s intention to form a new pipeline operation entity which will own Enron's general partner interest in us.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.


         99.1   Northern Border Partners, L.P. press release dated
                March 19, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NORTHERN BORDER PIPELINE COMPANY
                              By: Northern Plains Natural Gas Company, Operator

                              By:  /s/ Jerry L. Peters
                                  ---------------------------------------------
                                  Jerry L. Peters
                                  Vice President, Finance and Treasurer


Dated:   March 19, 2003

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                                  Exhibit Index

Exhibit 99.1 -- Northern Border Partners, L.P. Press Release dated
                March 19, 2003.